UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2005


                               SE FINANCIAL CORP.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


         Pennsylvania                 0-50684                     57-1199010
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania           19148
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                               SE FINANCIAL CORP.
                    INFORMATION TO BE INCLUDED IN THE REPORT

                            Section 8 - Other Events

         Item 8.01         Other Events.

         On August 25, 2005, SE Financial Corp.'s wholly-owned subsidiary, St. Edmond's Federal Savings Bank (the "Bank"), entered into a lease agreement for a new branch office. The branch will be located on Woodside Road in Ardmore, Pennsylvania. The building is approximately 3,900 square feet and the Bank plans to sublet approximately 1,500 square feet. It is currently anticipated that the opening will occur in late 2005.

         The lease provides for a term of 10 years with two five-year renewal options. The annual lease expense will be approximately $115,000, including taxes and common area maintenance and not taking into account any offset from subletting a portion of the building.

         The foregoing information in this Form 8-K contains forward-looking statements concerning the anticipated opening of the new branch office. The Registrant cautions that such statements are subject to a number of uncertainties and actual events could differ materially, and, therefore, readers should not place undue reliance on such forward-looking statements. The Registrant does not undertake, and specifically disclaims, any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SE FINANCIAL CORP.


Date: August 30, 2005                       By: /s/Christopher Jacobsen
                                                --------------------------------
                                                Christopher Jacobsen
                                                Chief Operating Officer